                                                                   EXHIBIT 10.26

                        SANWA AUSTRALIA FINANCE LIMITED
                                ACN 008 492 582

                                LEASE AGREEMENT
           INCLUDING COLLATERAL SECURITY AND GUARANTEE AND INDEMNITY

                                  Particulars

1.  Name and Address of Financier

    SANWA AUSTRALIA FINANCE LIMITED ACN 008 492 582 of
    1 EAGLE STREET, BRISBANE QLD 4000

2. Name and Addresses of Lessee (insert full name and if the Lessee is a corporation) its ACN or ARBN, address and facsimile number)

    TOTAL ENERGY SYSTEMS LIMITED (ACN 010 876 150)
    LEVEL 9
    371 QUEEN STREET
    BRISBANE QLD  4000

3. Name and Addresses of all Guarantors who have given or are to give a guarantee and indemnity to the Financier in respect of the obligations of the Lessee under this Lease (interest full names and (if any Guarantor is a corporation) its ACN or ARBN, addresses and facsimile members).


4.  Description of Equipment

    One (1) only Nissan DX 4 X 4 Utility
    ENGINE NUMBER:  TD7504687
    CHASSIS NUMBER:  JN1CGUD21AQ439231
    REGISTRATION NUMBER:  812-DOQ


5.  Location of Equipment:  BRISBANE

6.  Periodic of Lease: 36 months commencing on 25th, October, 1996.

7.  Residual Value on Termination of Lease:  $10,806.30

8.  The rate for the purpose of clause 7(2) is 5.75% per annum.

9.  Applicable Law:  The law of the state or territory to apply is QUEENSLAND.

10.  ________ Instruments:

     ______ entire rent payable by the Lessee to the Financier under this Lease payable immediately, but it the rent installments set out below are paid to the Financial on the due dates, the Financier will not exercise the rights in respect of non-payment nor require interest to be paid. The rent installments which the Financier will accept are as follows:

Number of Rent  Amount of Rent  Stamp Duty  Total Rent  Payment  Commencing On To and Including
Installments     Installment      Installment Frequency
1st 36           $894,000         $3.84      $897.84     Monthly     25/09/99

Then

Then

Then

Then

Then

INTRODUCTION

A.  The Lessee has asked the Financier to lease the Equipment to the Lessee.

B. The Financier has agreed to lease the Equipment to the Lessee on the terms of this Lease.

IT IS AGREED

     1. Lease. The financier agrees to lease to the Lessee and the Lessee agrees to lease from the Financier the Equipment for the period stated in the Particulars on the terms set out in this lease at an entire rent equal to the total of the instalments specified in the particulars. If, however, the Lessee properly observes all of the terms of this lease and pays, on account of the entire rent, the monthly instalments specified in the Particulars the, subject to clauses 6 and 7, the Financier will not demand or seek to enforce payment of the entire rent or any balance of the rent otherwise than by those instruments.

     2.   Rent and Delivery.

          (1)  The Lessee agrees:

               (a) to pay the rent on the due dates in accordance with this Lease together with any stamp duty payable; and

               (b) that it is the Lessee's obligation to ascertain the date of and to obtain delivery of the Equipment.

          (2) The Financier is not liable for, and nor is the Lease affected by, any delay in delivery or refusal to deliver except a delay or refusal caused by the willful or unreasonable refusal by the Financier to pay the supplier for the Equipment or permit the Equipment to be delivered.

     3.   When Lease Binding.

          (1) This Lease is not binding upon the Financier, and the letting does not commence, until this Lease has been signed by the Financier's Authorized Officer. This provision is not affected by any prepayment of money by the Lessee or the delivery of the Equipment to the lessee. Pending signing of this Lease by an Authorized Officer, delivery is provisional only.

          (2) If delivery of the Equipment to the Lessee is provisional, the Lessee's obligations as to insurance, care and use of the Equipment and otherwise (except as to payment of rent) under this Lease binds the Lessee from the time the Lessee executes this Lease. In that case, the Lessee is a tenant at will of the Equipment at a daily rent equal to the amount obtained by dividing the amount of the first rent installment specified in this Particulars by the number of days in the first rent period. If this Lease is ultimately signed on the Financier's behalf, all rent paid will be applied by the Financier in reduction of the rent specified in the Particulars.

          (3) The singing of this Lease by an Authorized Officer constitutes, without notice of signing to the Lessee, and acceptance creating a contract governed by the law of the state or the __________ specified in Item 9 of this Particular.

     4.   Lessee's Undertakings.  The Lessee agrees:

          (1) Repair Equipment: at the Lessee's expense (both as to materials and labor), to place and keep the Equipment in good order and repair so that it is in first class condition for equipment of its description;

          (2) Use of Equipment: to use or permit the use of the Equipment only by property qualified and, where applicable, licensed persons and in accordance with the maker's instructions;

          (3) not to alter Equipment: not to alter or make any addition to the Equipment without the Financier's prior written consent, and not to alter any identifying number or mark on the Equipment;

          (4) to retain under personal control: to keep the Equipment under the Lessee's personal control, and not to attempt or purport to sell, dispose of or encumber it or any interest in it;

          (5) not to assign: not to assign its interest or rights under this Lease;

          (6) notify change of address: to give written notice to the Financier immediately the Lessee's Address changes or the place where the Equipment is usually kept changes;

          (7) keep in the state: to keep the Equipment in this state or territory in which the Lessee's Address as at the date of the execution of this Lease is located or any other state or territory approved in writing by the Financier;

          (8) inspection and delivery of Equipment: to produce the Equipment for inspection as required by the Financier and, at the expiration of this Lease or upon its sooner determination or the Financier becoming entitled to possession of the Equipment to the Financier at the Financier's Address, or any other place directed in writing by the Financier, in good order and repair in accordance with the terms of this Lease, together with all tools or accessories supplied with the Equipment or forming part of the Equipment;

          (9) to indemnity against loss: to indemnify the Fiancier against any loss of (including lawful confiscation) or damage to or destruction of the Equipment irrespective of how the loss or damage is caused;

          (10) Insurance:

               (a) to keep the Equipment insured during the currency of this Lease against fire, accident and theft and for any other risks required by the Financier and the Lessee for an amount equal to the full insurable value; and

               (b) to deliver to the Fiancier all relevant policies of insurance, to pay all premiums payable on the policies, and not to do or permit or suffer to be done anything which might or could prejudice any insurance effected in respect of the Equipment or permit any insurer to decline a claim;

          (11) to register the interests (if applicable): to do everything (including, executing documents), and the Lessee irrevocably authorizes the Financier to do everything (including executing documents) on the Lessee's behalf, required by the Financier in order to register the Financier's interest in the Equipment under any applicable law and;

               (a) to promptly pay all fees and charges in relation to registration;

               (b) to comply with all acts, regulations and by-laws relating to the registration or licensing of the Equipment or relating in any other manner to the Equipment or its use; and

               (c) upon demand, to produce to the Financier receipts for all payments;

          (12) resister motor vehicle (if applicable): if the Equipment is a motor vehicle, at the Lessee's expense, to register the Equipment under all laws and ordinances relating to motor vehicles and keep the Equipment registered in the Lessee's name as owner and the Financier's name (where permitted by the law or ordinance) as proprietor;

          (13) to notify loss or damage: to notify the Financier in writing immediately following any loss of, or damage to, the Equipment;

          (14) not to pledge Financier's credit: not to pledge the Financier's credit or involve it in liability, nor to create any lien over the Equipment for repairs or otherwise;

          (15) accessories part of Equipment: that any accessories, replacements or other chattels which are supplied with or for, or are attached to, the Equipment are part of the Equipment;

          (16) Financier may enter premises: that the Financier may enter any remises where the Financier believes the Equipment is located for the purpose of inspecting or testing it or retaking possession of the Equipment under clause 10(1) or any other provision of this Lease;

          (17) not to affix Equipment: not to attach, affix, or secure the Equipment to any land or premises unless its use so requires and then only with the Financier's prior written consent. The Financier may refuse or give its consent upon any conditions it wishes; and

          (18) where Equipment and Financier entitled to remove: if the Equipment is affixed, attached or secured to land or premises:

               (a) the Equipment is not a fixture and the Financier may enter and remove it in accordance with the terms of this Lease; and

               (b) if a person other than the Lessee holds a registered estate or any interest in the land or premises, the Lessee must obtain from that person a written acknowledgment that the Equipment is not a fixture, and written consent to the entry and removal of the Equipment at any time by, and without any liability to, the Financier, and the Lessee must pay, on demand, all costs incurred by the Financier in obtaining this written acknowledgment and consent.

     5.   Payments.  The Lessee agrees:

          (1) to make payments: to make all payment to the Financier at the Financier's Address and any payments otherwise made in constitute the person receiving the payments as the Lessee' agent;

          (2) pay interest on overdue amounts: where any amount (including rent) payable under this Lease becomes more than 7 days overdue, to pay on demand to the Financier interest on the overdue account, computed on daily rests, commencing on the day upon which the amount first fell due for payment compounded monthly and calculated at a rte per centum per annum equal to the rate of interest applied by the Financier to this Lease;

          (3) to repay money expanded by Financier: to pay or repay to the Financier, on demand, any money which the Financier pays to make good any failure by the Lessee to comply with any obligation under this Lease or any other obligation incurred by the Lessee in respect of the Equipment, including releasing any lien claimed (whether justifiably or not) over the Equipment;

          (4) to pay money in respect of premises: to pay all rent and mortgage payments on the premises in which the Equipment is housed;

          (5) to indemnify Financier against claims: to pay all rent and mortgage payments on the premises in which the Equipment is housed;

          (6) authorization of Financier: that the Financier is irrevocably authorized to:

               (a) in it absolute discretion, appropriate any insurance or other money received by the Financier in respect o floss of or damage to the Equipment towards any money payable by the Lessee to the Financier or towards the repair of the Equipment and to appropriate any money paid by the Lessee under this Lease to any debt or liability of the Lessee under this Lease; and

               (b) use the Lessee's name and act on behalf in exercising any rights or instituting, carrying on and enforcing any legal proceedings which the Financier thanks desirable to protect the Financier's rights in the Equipment or to revoke or compromise any claim for loss or damage under any insurance policy and give effectual releases and receipts.

     6    Default and Breaches.  The following are Events of Default:

          (1) refusal to take delivery: if, after the Financier's Authorized Officer signs this Lease, the Lessee refuses to obtain or take delivery of the Equipment or fails to do so within a reasonable time (of which the Financier is the sole judge) after delivery is available;

          (2) false statements, etc.: if the Financier ascertains that the Lessee or any Guarantor has made a false statement or representation or warranty to the Financier or that the Lessee or any Guarantor has been or is convicted of an indictable offense or sentenced to imprisonment.

          (3) act of bankruptcy: if the Lessee or any Guarantor commits an act of bankruptcy or (being a corporation) has a winding up petition presented against it or a resolution for its winding up passed or proposed or it has a receiver or receiver and manager appointed in relation to it or in relation to any part of its assets or income or it otherwise becomes subject to any form of insolvency administration;

          (4) execution or winding up: if execution or distress are issued or levied against the Lessee or any Guarantor or the chattels or land of the Lessee or any Guarantor or if, where the Lessee or any Guarantor is a corporation, an act or event referred to in sections 461(a) to 461(i) (both inclusive) of the Corporations Law happens in relation to the Lessee or Guarantor or the Lessee or any Guarantor is dissolved;

          (5) cancellation of insurance: if any insurance proposal made by the Lessee in respect of the Equipment is declined, or any insurance cover obtained on the Equipment is canceled;

          (6) breach of undertakings: if the Lessee commits a beach of clause 4 of this Lease;

          (7) breach of provisions: if the Lessee commits a breach of the provisions of this Lease (other than clause 2(1)(a) or clause 4 of this Lease) and fails to remedy the breach after 30 days' notice of the breach by the Financier;

          (8) breach of Related Agreement: if the Lessee commits any breach of any Related Agreement which is deemed to be a breach of this Lease by virtue of clause 29(1) of this Lease;

          (9) endangering of Equipment: if the Lessee does, causes, permits or suffers anything which is likely to endanger the safety, condition or safe keeping of the Equipment; or

          (10) material adverse change: if there is any material adverse change in assets, financial position or business of the Lessee or any Guarantor which, the reasonable opinion of the Financier, might affect the ability of the Lessee or the Guarantor to comply with its obligations to the Financier.

     7.   Repudiation, Termination and Minimum Payment.

          (1)  The Lessee agrees that:

               (a) time is of the essence of the Lessee' obligations to the Financier under this Lease;

               (b) failure by the Lessee to pay rent, or any other amounts payable under this Lease, within 14 days of the due date, may be treated by the Financier as a repudiation of this Lease by the Lessee and the Financier is entitled to accept the repudiation of and terminate this Lease; and

               (c) the occurrence of an Event of Default under this Lease may be treated by the Financier as a repudiation by the Lessee of this Lease and the Financier is entitled (at its option) to accept the repudiation and terminate this Lease.

          (2) If the Financier terminates this Lease under clause 7(1)(b) or clause 7(c) the Financier is entitled to the payment as liquidated loss of bargain damages of the "Minimum Payment" being the aggregate of:

               (a) the present day value at the date of termination (ascertained by applying the Discount Rate specified in the Particulars, or if there is no rate specified then the rate of 12% per annum) of the Residual Value of the Equipment specified in the Particulars and of all the rent that would otherwise have been payable had this Lease not terminated and which, at the date of termination, had not fallen due for payment; and

               (b) the amount of any rent or the money then overdue under this Lease (including, without limitation, money payable under this clause 7(2)) and any interest payable on it.

     8.   Loss or Destruction of Equipment and Financier's Loss

          (1) If there is a total or substantial loss or destruction of the Equipment, the Financier may, by written notice to the Lessee, terminate this Lese and, when the Financier is paid its loss ("Financier's Loss"), the Lessee is no longer liable for the rent instalments then unpaid. The Financier's Loss is the greater of:

               (a)  the Minimum Payment; and

               (b) the value of the Equipment, immediately prior to the loss or destruction.

          (2) The Lessee must, within 7 days of notice of termination, pay to the Financier the measure of the Financier's Loss, provided the Financier will give credit for any insurance money or proceeds of salvage received by it, if and when received, but only to the extent of the measure of the Financier's Loss.

     9. Financier May Dispose of Equipment. Where the Equipment comes into the possession of the Financier consequent upon expiration of this Lease, expiration of any extension of this

Lease, or upon early termination of this Lease (other than under clause 8), the Financier may dispose of the Equipment in any manner it considers reasonable.

     10.  Effect of Failure to Return Equipment.

          (1) If, upon the early termination of this Lease (other than under clause 8) or upon the expiration of this Lease or any extension of this Lease, the Equipment is not returned, then the Financier may retake possession of the Equipment.

          (2) If, upon the expiration of this Lease or any extension of this Lease, the Equipment is not received within 7 days of the giving of notice by the Financier requiring the return of the Equipment, the Lessee must pay to the Financier, upon demand, the Residual Value of the Equipment and al other money payable under this Lease, including any sums payable under clause 10(3).

          (3) If the Lessee fails to deliver up the Equipment to the Financier on the expiration or termination of this Lease, the Lessee must pay to the Financier, by way of liquidated damages for detention, a daily sum equal to the amount obtained by dividing the amount of the last rent instalment specified in this Lease by the number of days in the last rent period specified in this Lease.

     11.  Disposal of Equipment by Financier on Expiration or Termination.

          (1) If the Equipment is returned to the Financier by the Lessee upon expiration of this Lease or any extension of this Lease or on termination, the Financier will dispose of the Equipment as soon as is reasonably practicable and will, in good faith, endeavor to obtain the best wholesale price reasonably obtainable for it in its then condition.

          (2)  Where the Equipment is sold under clause (11)(1); and

               (a) the Lessee has paid the discounted Residual Value or Residual Value of the Equipment and has paid all other amounts payable under this lease, the Financier will pay to the Lessee the proceeds of sale of the Equipment; or

               (b) the Lessee has not paid either the discounted Residual Value of the Equipment but has paid all other amounts under this Lease, the Financier will pay to the Lessee the amount by which the proceeds of sale exceed the discounted Residual Value or Residual Value, but if the discounted Residual Value or Residual Value exceeds the proceeds of sale of the Equipment, the Lessee must pay to the Financier the amount of the excess.

          (3) If the Equipment has not been sold moving the Equipment from, the land or premises on or in which the Equipment is situated;

          (2) making good any injury caused to any land or premises or to the property of any person by any entry or removal;

          (3) storing, insuring, registering and repairing the Equipment and attempting to sell the Equipment; and

          (4) taking any action to protect the Financier's title to the Equipment even if the action ultimately proves to have been unnecessary.

     14. Renewal. If the Lessee continues in possession of the Equipment after expiration or termination of this Lease with the Financier's written consent, the Lessee must, until the return of the Equipment, pay to the Financier, a daily rent equal to the amount obtained by dividing the amount of the last rent instalment specified in this Lease by the number of days in the last rent period specified in this Lease, and must carry out and abide by the terms of this Lease as far as applicable.

     15.  Effect of Certificates.

          (1) A certificate by an Authorized Officer stating the amount outstanding as at the date set out in the certificate, the measure of the Financier's Loss, the Minimum Payment, the date of delivery of the Equipment to the Lessee or that an Event of Default has occurred is primary evidence of the facts set out in the certificate.

          (2) A certificate by an Authorized Officer stating that, as at the date set out in the certificate, there have been a total or substantial loss or destruction of the Equipment is conclusive evidence of the fact unless the Lessee establishes that the certificate was given in bad faith.

     16. Tenure. Nothing in this Lease confers on the Lessee any right, property or interest in or to the Equipment and the Lessee is a bailee only of the Equipment.

     17. Defective Equipment. The Lessee's obligation to pay rent and to comply with the terms of this Lease continue to the extent permitted by law despite the occurrence of any defect in, or total or partial breakdown of, the Equipment or any damage to the Equipment.

     18.  Lessee's Warranties and Acknowledgments.

          (1) The Lessee warrants that the Lessee thoroughly examined the Equipment before this Lease was entered into and the Lessee is satisfied as to the condition, quality and suitability of the Equipment for the Lessee's purposes and that the Equipment is or will be when delivered, in accordance with the description of the Equipment contained in the Particulars and is of a design, size, capacity, type and manufacture selected by the Lessee.

          (2) If the Lessee has, either expressly or by implication, made known to the Financier or to the person by whom any antecedent negotiations were conducted, any particular purpose for which the Equipment is being leased, the Lessee acknowledges that the Lesse4e has not relied, nor would have been responsible for the Lessee to have relied on the skill or judgment of the Financier when deciding whether the Equipment was reasonably fit for that purpose.

     19.  Exclusion of Implied Terms.

          (1) Except as is provided in this Lease, in Part V of the Trade Practices Act 1974 (Commonwealth) or by the provisions implying terms, conditions and warranties which cannot be excluded or modified of any other legislation applicable to the transaction evidenced by this Lease, all expressed and implied terms, conditions and warranties which otherwise might apply to or arise out of this Lease are negative and excluded to the extent lawfully permitted but not otherwise and all those implied terms, conditions and warranties that are excluded by this clause 9(1) have no legal force, effect or operation as between the parties to this Lease.

          (2) If the Equipment or services which are the subject of this Lease are of a kind not ordinarily acquired for personal, domestic or household use or consumption, it is an express term of this Lease that any liability of the Financier for a breach of any condition or warranty implied by the provisions of
Part V of the Trade Practices Act 1974 of the provisions implying terms, conditions and warranties which cannot be executed or modified of any other legislation applicable to the transaction evidenced by this Lease are, to the extent permitted, limited to:

               (a) in the case of the Equipment, the replacement of the Equipment or the supply of equivalent equipment, the repair of the Equipment, the payment of the cost of replacing the Equipment or of acquiring or hiring equivalent equipment or the payment of the cost of having the Equipment repaired; and

               (b) in the case of services, the supply of the services against or the payment of the cost of having the services, the supplied again, whichever is determined by the Financier to be appropriate in the circumstances;

provided that:

               (i) this provision does not apply to the implied undertakings referred to in section 69 of the Trade Practices Act 1974 and to any implied condition of similar import referred to in any other legislation applicable to the transaction evidenced by this Lease; and

               (ii) the Financier may not be able to rely upon this if it is not fair or reasonable for it to do as is provided for in sections 68A(2) and 68A(3) of the Trade Practices Act 1974 and/or the provisions of any other legislation applicable to the transaction evidenced by this Lease.

          (3) Where the Financier is not liable for breaches of conditions implied by section 70, 71 or 72 of the Trade Practices Act 1974 by virtue of section 73 (if applicable) of that Act, the Lessee (being a "consumer" as defined in the Act) may have recourse payment against another corporation subject to the requirements of Section 73 (the Lessee should refer) being met.

     20. No Option to Purchase. As an inducement to the Financier to accept this offer to lease the Equipment or the services, the Lessee confirms and warrants that no option to purchase the Equipment has been conferred or implied on the Lessee and there is no option or agreement, either expressed or implied, in the Lessee's favor for the sale of the Equipment to the Lessee on expiry of this Lease or at any other time.

     21. No Representation by Financier. The Lessee acknowledges that neither the Financier, nor any person having the authority to act on its behalf, has given or made any representations or promises regarding the Lessee's rights or position in respect to any law relating to taxation or regarding the disposal of the Equipment at the expiration of this Lease or otherwise except as is contained in this Lease and it is agreed that the Financier is not responsible for any representation, promise or statement made in relation to these or any other matters by any person who has initiated, negotiated or introduced the transaction evidenced by this Lease.

     22. Introduction by Broker. Where the Lessee has been introduce to the Financier by a broker, agent, dealer or other person, the Lessee:

          (1) by its execution of this Lease, consents to the payment of commission by the Financier to the broker, agent, dealer or other person on the Lessee' behalf.

          (2) acknowledges that any broker or dealer is not the agent of or in any way related to the Financier and the Financier is not responsible for any claims or demands made by any broker or dealer against the Lessee for commissions which are undisclosed in this Lease; and

          (3) any warranties, statements and representations or any agreements made or given by any broker or dealer in relation to this Lease are not warranties, statements, representations or agreements made or given by the Financier.

     23. Stamp Duty Installments. If any stamp duty installments have been calculated on the basis of the Financier's estimate of the total stamp duty payable on this Lease and agrees, but without affecting its obligations to the Financier under clause 5(8) to pay to Financier the rent installments, but if the Financier has been mistaken in is estimate of the stamp duty payable on this Lease, the Lessee must pay to the Financier the amount assessed on this Lease and agrees that the obligations of the Lessee set out in clause 5(8) apply to that amount.

     24.  Financial Statements.  The Lessee must:

          (1) if requested, deliver to the Financier, within 120 days of the close of each financial year of the Lessee and at all other times required by the Financier, true and correct copies of all financial statements, accounts and reports of the Lessee for the financial year; and

          (2) deliver or procure the deliver to the Financier, on reasonable demand, of all other information showing the financial position of the Lessee (any Related Corporation of the Lessee and any Guarantor) as the Financier reasonably requires.

     25. Collateral Securities and Power of Attorneys. As security for the payment or repayment of all money owing to the Financier by the Lessee under this Lease, all the right, title, estate and interest which the Lessee has in any freehold or leasehold property is charged to the Financier with payment of all money owing under this Lease. The Lessee agrees, immediately upon request by Financier, to execute in favor of the Financier a mortgage or any other encumbrance required by the Financier, on terms required by the Financier, and any other documents requested by the Financier to perfect its security (including, but not limited to, a constant caveat over the property). For the purpose of this clause 25, Lessee irrevocably and for valuable consideration appoints the Financier and each Authorized Officer and its substitute or its substitutes severally the attorney of the Lessee to execute on the Lessee's behalf, any mortgage, encumbrance, caveat and any other documents the attorney considers necessary as being ancillary to those, and to do anything the Financier considers necessary or desirable to perfect its security.

     26.  Representations and Warranties.

          (1) The Lessee represents and warrants to the Financier that at the date of commencement of this Lease and on all dates on which rent is payable.

               (a) All financial statements, information and other data furnished by the Lessee or any Guarantor to the Financier, or any agent, broker or dealer introducing the transaction evidenced by this Lease, are complete and correct, and there are no other material facts or considerations the omission of which would render any information misleading, and have been prepared in accordance with generally accepted accounting principals and practices and accurately and fairly represent the current financial condition of the Lessee; and

               (b)  Where the Lessee is a corporation:

                    (i) the Lessee is properly formed and is validly existing as a corporation under the laws of its place of incorporation;

                    (ii) it has power to enter into this Lease and has taken all necessary corporate and statutory action and obtained all approvals to authorize the entering into of this Lease;

                   (iii) in entering into this Lease, the Lessee is not violating any of the provisions of its constituent documents or any of the provisions of the Corporations Law nor any agreement or other instrument in which it is a party; and

                    (iv) the person signing this Lease on the Lessee's behalf and any officer of the Lessee, it has been properly authorized by a resolution of the board of directors of the Lessee to execute this Lease on the Lessee's behalf.

          (2) The representations and warranties to clause 26(1) will be deemed to be made and repeated by the Lease on each day with the Lessee retains possession of the Equipment.

     27. Delivery of Guarantee and Indemnity. Where the Financier specifies that a guarantee and indemnity in respect of the obligations of the Lessee to the Financier under this Lease must be given the guarantee and indemnity must be delivered to the Financier simultaneously with delivery of this Lease properly executed by the Lessee. If the guarantee and indemnity is not delivered, the Lessee is in fundamental breach of its obligations to the Financier under this Lease and the Financier is entitled (at is option) to treat the breach as repudiation by the Lessee of this Lease. It is agreed that execution by the Financier of this Lease does not constitute a waiver of its rights under this clause 27.

     28.  Lessee's Invitation to Financier.

          (1) The Lessee agrees that every lease agreement, loan agreement or funding arrangement and any other financial or credit agreement or arrangement ("Related Agreements") entered into between the Lessee and the Financier and/or any Related Corporation of the Financier are collateral to each other and that:

               (a) any breach of the terms and conditions of any of the Release Agreements constitutes default under every other Related Agreement; and

               (b) the rights and remedies of the Fiancier or of any Related Corporation of the Financier under each of the Related Agreements are not prejudiced by any indulgence the Financier grants to the Lessee or any other person in the Financier's absolute discretion.

          (2) The Lessee agrees that any surplus arising from dealing in or under any of the Related Agreements is subject to a right of set-off against the other to satisfy any loss, shortfall, costs or expenses which is suffered by the Financier or any Related Corporation of the Financier under any of the other Related Agreements.

          30. Agency and Maintenance. The Lessee acknowledges that the Financier may have entered into this Lease as agent for some other person and the Lessee agrees that the Lessee is not entitled to make any objection to that (irrespective of whether the agency is disclosed or otherwise) or to the fact that the other person has or acquires property in the Equipment. If any maintenance charges are included in the rent payable by the Lessee, the Lessee acknowledges that:

               (1) these changes have been included in the rent at the request of the Lessee as a result of a direction by the Lessee;

               (2)  the Lessee has given that direction; and

               (3) where the Financier is acting as the agent of another person in respect of the leasing of the Equipment:

                    (a) the agency does not extend to any obligations undertaken by the Financier in respect of the maintenance of the Equipment and, if the Financier has taken on maintenance obligations, the Financier carries out those obligations in its own capacity and not in its capacity as agent for the other person;

                    (b) _____ person is in no way responsible for the maintenance of the Equipment;

                    (c) failure of performance or breach on the part of the Financier, or any other person providing the maintenance services, in no way affects, excuses or releases the Lessee from payment of any rent payable under this Lease or otherwise affects the performance by the Lessee of the Lessee' obligations under this Lease; and

                    (d) any failure on the part of the Lessee to pay the rent in ful constitutes a breach of an essential term of this Lease.

     31.  Trust Provisions.

          (1) The following provisions of this clause 31 apply if the Lessee is trustee of a Trust.

          (2) The Lessee acknowledges that this Lease is binding on the Lessee personally and in the Lessee's capacity as trustee of the Trust and that the Financier's right of recourse is not limited to the Lessee personally but extends to the assets of the Trust.

          (3) The Lessee must cause any successor of the Lessee as trustee of the Trust or any person who becomes a trustee of the Trust jointly with the Lessee to execute all documents required by the Financier to ensure that this Lease is binding on the successor.

          (4) Upon demand by the Financier, the Lessee must exercise its rights of indemnity in relation to the Trust Fund and the Lessee's rights against the beneficiaries to cause payment of all money owed by the Lessee to the Financier or otherwise hold those rights for the Financier.

          (5)  The Lessee warrants that:

               (a) the Lessee is the sole trustee of the Trust and no action has been taken to remove or replace the Lessee;

               (b) full particulars of the terms of the Trust have been disclosed to the Financier prior to the execution of this Lease;

               (c) the copies of the Trust Deed and any other documents relating to the Trust and, if applicable, the memorandum and articles of association of the Lessee delivered to the Financier before the Lessee executed this Lease are true copies of those documents as in force at the date of this Lease;

               (d) the Lessee has power under the Trust Deed to execute and perform its obligations under this Lease and all necessary action has been taken to authorize the execution and performance of this Lease under the Trust Deed and, if applicable, under the memorandum and articles of association of the Lessee;

               (e) the Lease is executed and all transactions contemplated under this Lease are entered into as part of the due and proper administration of the Trust and are for the benefit of the beneficiaries;

               (f) the Lessee has a right to be fully indemnified out of the Trust Fund and no action has been taken which might prejudice or limit that right or indemnity;

               (g)  the Lessee is not in default under the Trust Deed;

               (h) the Lessee has complied with all fiduciary obligations directly or indirectly imposed on the Lessee; and

               (i) each of the warranties contained in this clause 31(5) will remain true as long as this Lease remains in force.

          (6)  For the purposes of this clause 31:

               (a) "Trust" means any trust of which the Lessee is trustee, whether the existence of the trust is disclosed to the Financier or not;

               (b) "Trust Deed" means any document relating to the constitution, creation or formation of the Trust; and

               (c) "Trust Fund" means the trust fund comprising the property held by the Lessee as trustee under the Trust Deed.

     32.  Miscellaneous Provisions.

          (1) Prior Conditions: This Lease contains all of the terms and arrangements made between the parties in respect of the Equipment and any matter relating to the Equipment which is to be contractually binding upon the Financier and the Lessee and all terms and arrangements (if any) made or referred to prior to the execution of this Lease by or on behalf of the Financier and not contained in this Lease are of no effect.

          (2) Financier Can Assign: The Financier is, without prior notice to the Lessee, entitled to assign its interest in this Lease and the Equipment to any other person and, in particular but without limiting its rights in any respect, to any Related Corporation of the Financier, and assignment does not abrogate, prejudice, limit or affect the obligations of the Lessee under this Lease. The Financier is entitled to disclose to any potential assignee any information about the Lessee it considers appropriate or necessary.

          (3) Authority to Compete: The Lessee irrevocably authorizes the Financier to complete or amend the description of the Equipment in the Particulars where the description is incomplete or inaccurate and, if this Lease is incomplete, insert pertinent and correct details and in all other respects complete all necessary formalities to render this Lease effective, including inserting dates where these have not been completed.

          (4) Severability. If anything in this Lease is unenforceable, illegal or void then it is severed and the rest of this Lease remains in force.

          (5) Preservation of Rights, Etc.: The rights, powers and remedies conferred by this Lease on the Financier are in addition to and not exclusive of any other rights (whether as to damages or otherwise), powers and remedies available at law.

          (6) No Taxation Representations: The Financier makes no representations or warranty that the payment of any rent or other money payable by the Lessee under this Lease is an allowable deduction (within the meaning of the Income Tax Assessment Act 1936) (including any payment of the Residual Value, any rent installment or any other payment of a capital or other nature) may not be an allowable deduction.

          (7) Security Interest Legal: Without prejudice to the Financier retaining title in or to the Equipment, to the extent that the Financier is deemed to have a security interest in the Equipment, the Financier and the Lessee agree that the interest is a legal interest.

          (8) Business Purpose: The Lessee warrants that the Equipment is leased and will be used solely for business purposes.

     33.  Notices.

          (1) Any notice or other document to be given to the Lessee or any demand to be made upon the Lessee by or on behalf of the Financier is validly given or made if it is in writing signed by an Authorized Officer and either:
(a) delivered personally; (b) sent by prepaid mail; or (c) sent by facsimile; to
(d) the Lessee's Address; (e) the Lessee's facsimile number as shown in item 2 of the Particulars or any new facsimile number notified by Lessee to the Financier in writing; or (f) in the case of a corporate Lessee, its registered office.

          (2) Any communication sent by facsimile will be deemed to have been received by the Lessee when transmitted to the Lessee, but if the delivery or receipt is on a day which is not a business day or is after 6 p.m. (Lessee's time) it is deemed to be duly given on the succeeding business day.

GUARANTEE AND INDEMNITY

     34. Consideration. This Guarantee is given in consideration of the Financier, at the request of the Guarantor (which request is evidenced by the signing of this Guarantee by the Guarantor), agreeing to enter into or entering into the Lease with the Lessee, agreeing not to exercise its rights in respect of any default of repudiation of the Lease or giving any other valuable consideration to the Guarantor.

     35. Guarantor. The Guarantor guarantees to the Fiancier performance of and payment to the Financier in respect of, the Guaranteed Obligations.

     36. Guaranteed Obligations. The Guaranteed Obligations are all money and obligations now or at any time in the future falling within any of the following categories:

          (1) all money which is or becomes payable by or recoverable from the Lessee under the Lease;

          (2) in respect of which the Lessee is now or at any time indebted or liable, or contingently indebted or liable, to the Financier under the Lease;

          (3) due and prompt observance and performance of all covenants, obligations, terms and conditions on the part of the Lessee to be performed or observed under or in connection with the Lease0; and

          (4) payment of all money and damages which are or may become payable by or recoverable from the Lessee in connection with or in consequence of any breach or repudiation of any of the obligations of the Lessee under or in connection with the Lease.

     37. Indemnity. The Guarantor, as a separate and additional liability, indemnities as the Financier against any loss the Financier suffers by reason of:

          (1) the liability of the Lessee to pay or fulfill the Guaranteed Obligations to the Financier being unenforceable in whole or in part as a result of any lack of capacity, power of authority or any improper exercise of power or authority on the part of the Lessee;

          (2) the Lessee becoming insolvent, including the amount of any interest which is void or voidable against any person, and the amount of any interest which does not accrue from the date of insolvency or is not recoverable by reason of the insolvency and which would otherwise have been recoverable from the Guarantor under this Guarantee; or

          (3) the Guaranteed Obligations or any of them not being recoverable from the Lessee and not being recoverable from the Guarantor under the guarantee in clause 35 by reason of any other fact or circumstance, whether the transactions or any of them relating to the Guaranteed Obligations have been void, voidable or illegal or have been subsequently avoided and whether or not any of the matters or facts relating to those transactions have been or ought to have been within the knowledge of the Financier;

and the Guarantor as principal debtor, agrees to pay a sum equal to the amount of such loss to the Financier on demand in writing.

     38.  Interest.

          (1) The Guarantor must, on demand by the Financier, pay interest on all sums payable by the Guarantor which are due and payable and remain unpaid.

          (2) Interest under clause 38(1) accrues from day to day from the due date for payment to the date of accrual payment, before or after judgment, at the same rate of interest as is required to be paid under the Lease.

     39. Continuing Guarantee. This Guarantee is a continuing guarantee and indemnity for the whole of the Guaranteed Obligations and is not wholly or partially discharged (even if all of the Guaranteed Obligations that are presently owing are paid or fulfilled) as long as any of the Guaranteed Obligations are owing, payable or unfulfilled, are contingently owing or payable or may, in the Financier's opinion, become owing or payable.

     40. Preservation of Guarantor's Liability. The Guarantor's liability is not prejudiced or affects by any of the following matters:

          (1) any other guarantee or any security, specialty or instrument, negotiable or otherwise, which the Financier holds in respect of the Guaranteed Obligations or any judgment obtained by the Financier;

          (2) any release, variation, exchange, renewal or modification made or any other dealing by the Financier with any security, specialty, instrument, negotiable or otherwise, or judgment recovered, held or enforceable by the Financier in respect of the Guaranteed Obligations whether it is held or enforceable by the Financier in respect of the Guaranteed Obligations whether it is held or enforceable against the Lessee or Guarantor or any other persons or any refusal or omission by the Financier to complete, enforce or assign any such judgment, specialty, instrument, negotiable or otherwise, or other security;

          (3) any arrangement with or release of the Lessee or any other guarantor or person by the Financier whether the consent of the Guarantor to any of these things has been obtained or notice of them given to the Guarantor or not;

          (4)  any omission or delay on the part of the Financier;

          (5) the fact that any of the Guaranteed obligations or any part of the Guaranteed Obligations is unenforceable or that the Lessee or any other person purported to be primarily liable to pay any money to the Financier in respect of the Guaranteed Obligations is discharged from its respective obligations to make payment for any other reason than that payment has been made;

          (7) the death, lunacy, incapacity or bankruptcy of any individual Guarantor or the winding up of any corporate Guarantor;

          (8) the fact that the Lessee enters into any transaction with or incurs obligations to the Financier without the consent of, or notice to, the Guarantor;

          (9) any change in the membership of any partnership or firm of which the Lessee is a member or the death, insolvency, liquidation or bankruptcy of the Lessee;

          (10) the Financier's assent to any composition, arrangement or scheme in respect of the Lessee or its affairs or the acceptance by the Financier of any dividend or sum of money thereunder;

          (11) any person giving any guarantee to the Financier or any person which ought to become a Guarantor failing to do so;

          (12) the Financier's assignment of its interest in the Lease to any other person without the consent of the Guarantor or the assignment by the Financier of the benefit of this Guarantee to any party to whom the whole or in part of the Lease is transferred or assigned (whether at the same or different time); or

          (13) the failure by the Financier to take security or that any security taken by the Financier may be unenforceable.

     41. Independent Obligations. This Guarantee is independent of and in addition to any other guarantee or security held now or at any time by the Financier for all or any of the Guaranteed Obligations and the Guarantor will not in any way or at any time claim the benefit of or seek or require the transfer of any such guarantee or security or any party thereof.

     42. Assignment by Financier Not to Affect. This Guarantee will continue to be binding notwithstanding that the principal indebtedness is assigned or transferred to another person or the benefit of this Guarantee, is assigned either at the time of or subsequent to the first mentioned assignment or transfer.

     43. Wavier by Guarantor. The Guarantor agrees to waive the Guarantor's rights as surety whether legal, equitable, statutory or otherwise which may at any time be inconsistent with the provisions of this Guarantee or in any way restrict the Financier's rights, remedies or recourse.

     44. Certificate Prima Facie Evidence. A certificate signed by an Authorized Officer for the time being as to any sum payable to the Fianncier pursuant to this Guarantee as at the date set out in the certificate will, in all courts and at all time, be prima facie evidence of the facts in the certificate.

     45.  Where Lessee Indebted to Guarantor.

          (1) Until the Financier has received 100* in the dollar in respect of the Guaranteed Obligations, the Guarantor agrees:

          (a) in the event of any Administration in insolvency of the affairs of the Lessee not, without the prior written consent of the Financier, to lodge any proof of debt or similar claim in respect of any debt or liability by the Lessee to the Guarantor on any account whatsoever nor to enforce any security held by the Guarantor in respect of the Lessee but to hold in trust for the Financieer any such debt or liability and any rights of proof or other rights or benefits in respect thereof and any such security;

          (b) if requested by the Financier, to lodge a proof of debt or similar claim in any such administration and enforce any such security as aforesaid and to execute and do all such documents and thins as the Financier requires at any time to enable the Financier to have and receive the benefit of or arising from any such proof, claim or security; and

          (c) not, at any time, to claim the benefit of or seek or require the transfer of any guarantee or security which is, at any time, held by the Financier in respect of the Guaranteed Obligations.

          (2) Valuable consideration and by way of security, the Guarantor irrevocable appoints __________ (with power to appoint a substitute or substitutes) his attorney to execute (under seal or otherwise), deliver and do all such document and things (including the signing and lodging of proofs of debt) which the Financier at any time and from time to time thinks requisite or desirable for giving effect to the provision of clause 45(1)(a) or 45(1)(b).

     46. Reinstatement of Guarantor's Liability. If any payment made to the Financier by or on behalf of the Lessee or Guarantor is subsquently avoided by any statutory provision or otherwise, such payment shall be deemed not to have discharged the Guarantor's liability under this Guarantee and in such event the Financier and the Guarantor will be restored to the position in which each would have been and be entitled to exercise all the rights which each would have had if such payment had not been made.

     47. Payment on Demand. All sums payable by the Guarantor under this Guarantee are payable immediately upon demand by the Financier on the Guarantor without the necessity of the Financier first making demand on the Lessee.

     48. Reimbursement of Financier. The Guarantor must pay to the Financier all sums of money received by the Financier for credit of any account of the Lessee and for which the Financier is, in any Administration in insolvency of the Lessee, obliged to account to any liquidator, trustee in bankruptcy, insolvency administrator or other person or may in its discretion so account.

     49. Duties and Costs. The Guarantor agrees to pay to the Financier all Duties and Costs.

     50.  Use as Cross-guarantee.

          (1) This Guarantee takes effect as a cross-guarantee when the persons included in the definition of "Lessee" are the same as some or all of the persons included in the definition of "Guarantor".

          (2) When this Guarantee takes effect as a cross-guarantee, it is to be construed as a separate guarantee and indemnity in relation to each person included in the definition of "Lessee" as if that person were: (a) the only person included in the definition of "Lessee"; and (b) excluded from the definition of "Guarantor".

     51.  ________________ of Guarantees.

          (1) This Guarantee and all other guarantees or indemnities given to the Financier in respect of the obligations of the Lessee under the Lease are to be read together as if they were one an the same instrument.

          (2) The obligations of the Guarantor are joint and individual with every other person who give a guarantee or indemnity to the Financier in respect of the obligations of the Lessee to the Financier under the Lease.

     52. Non-liability of Other Persons. The Guarantor's liability under this Guaranty is not affected by:

          (1) the fact that any other person who was intended to execute this Guarantee or otherwise to become a co-surety for payment of the Guaranteed Obligations or any of them has not done so or has not done so effectively; or

          (2) the discharge under any principle of law or equity of any person who is a co-surety for payment of the Guaranteed Obligations.

     53. Other Securities and Obligations of Guarantor. The Financier's rights under this Guarantee are additional to, do not merge with and are not affected by:

          (1) any other securities held by the Financier from the Lessee, the Guarantor or any co-surety; or

          (2)  any other obligation of the Guarantor to the Financier;

despite any rule of law or equity to the contrary.

     54. Moratorium Provisions. No present or future moratorium, financial emergency or similar legislation or regulation applies to this Guarantee except to the extent that its exclusion is prohibited or rendered ineffective by law.

     55. Severability. If anything in this Guaranty is unenforceable, illegal or void then it is severed and the rest of this Guarantee remains in force.

     56.  Trust Provisions.

          (1) The following provisions of this clause 56 apply if the Guarantor is trustee of a Trust.

          (2) The Guarantor acknowledges that this Guarantee is binding on the Guarantor personally and in the Guarantor's capacity as trustee of the Trust and that the Financier's right of recourse is not limited to the Guarantor personally but extends to the assets of the Trust.

          (3) The Guarantor must cause any successor of the Guarantor as trustee of the Trust or any person who becomes a trustee of the Trust jointly with the Guarantor to execute all documents required by the Financier to ensure that this Guarantor is binding on the successor.

          (4) Upon demand by the Financier, the Guarantor must exercise its rights of indemnity in relation to the Trust Fund and the Guarantor's rights against the beneficiaries to cause payment of all money owed by the Guarantor to the Financier or otherwise hold those rights for the Financier.

          (5)  The Guarantor warrants that:

               (a) the Guarantor is the sole trustee of the Trust and no action has been taken to remove or replace the Guarantor;

               (b) full particulars of the terms of the Trust have been disclosed to the Financier prior to the execution of this Guarantee;

               (c) the copies of the Trust Deed and any other documents relating to the Trust and, if applicable, the memorandum and articles of association of the Guarantor delivered to the Financier before the Guarantor executed this Guarantee are true copes of those documents as in force at the date of this Guarantee;

               (d) the Guarantor has power under the Trust Deed to execute and perform its obligations under this Guarantee and all necessary action has been taken to authorize the execution and performance of this Guarantee under the Trust Deed, and, if applicable, under the memorandum and articles of association of the Guarantor;

               (e) this Guarantee is executed and all transactions contemplated under this Guarantee are or will be entered into a part of the due and proper administration of the Trust and are or will for the benefit of the beneficiaries.

               (f) the Guarantor has a right to be fully indemnified out of the Trust Fund and no action has been taken which might prejudice or limit that right of indemnity;

               (g)  the Guarantor is not in default under the Trust Deed;

               (h) the Guarantor has complied with all fiduciary obligations directly or indirectly imposed on the Guarantor; and

               (i) each of the warranties contained in this clause 56(5) will remain true as long as this Guarantee remains in force.

          (6)  For the purposes of this clause 56:

               (a) "Trust" means any trust of which the Guarantor is trustee, whether the existence of the Trust is disclosed to the Financier or not;

               (b) "Trust Deed" means any document relating to the constitution, creation or formation of the Trust; and

               (c) "Trust Fund" means the trust fund comprising the property held by the Guarantor as trustee under the Trust Deed.

     57.  Agency and Maintenance.  The Guarantor acknowledges that:

          (1) the Financier may have taken this Guarantee as agent for some other person and that the Guarantor is not entitled to make any objection to that (irrespective of whether the agency is disclosed or otherwise); and

          (2) the other person is not responsible for any maintenance services provided by the Financier or any other person.

     58.  Notices.

          (1) Any notice or other document to be given to the Guarantor or any demand to be made upon the Guarantor by or one behalf of the Financier is validly given or made if it is in writing signed by an Authorized Officer and either: (a) deliver personally; (b) sent by prepaid mail; or (c) sent by facsimile; to (d) the Guarantor's Address as shown in Item 3 of the Particulars or any new facsimile number notified by the Guarantor to the Financier in writing; or (f) in the case of a corporate Guarantor, its registered office.

          (2) Any communication sent by facsimile will be deemed to have been received by the Lessee when transmitted to the Lessee, but if the delivery or receipt is on a day which is not a business day or is after 6 p.m. (Lessee's time) it is deemed to be duly given on the succeeding business day.

     59.  Guarantor's Acknowledgment.

          (1)  The Guarantor acknowledges that:

               (a) the Financier is or may be prevented by the provisions of the Privacy Act and from its duty of confidentiality to the Lessee to disclose information on the Lessee's financial position and the Guarantor must therefore satisfy himself in this regard;

               (b) it is a fundamental condition of the Financier's entering into the Lease that the Guarantor give this

Guarantee by way of security for the Lessee's obligations to the Financier; and

               (c) this Guarantee can and may be called upon by the Financier if the Lessee defaults in its obligations to the Financier.

               (2) The Guarantor understands that the obligations undertaken in executing this Guarantee comprise both a guarantee and an indemnity and the Guarantor's obligations as indemnifier will continue even if the Financier is not able, for any reason whatsoever, to enforce the obligations of the Lessee under the Lease.

               (3) The Guarantor has made independent enquiries of the Lessee's present financial position and has not relied on any representation by any officer of the Financier or person purporting to represent the Financier in connection with the Lessee's present or anticipated future financial position.

               (4) The Guarantor has executed this Guarantee freely and voluntarily and (after having received independent legal and financial advice) with full understanding of the legal and financial consequences (or the true purport and effect thereof) and the Guarantor's obligations to the Financier thereunder.

               (5) The Guarantor has read this Guarantee and has had it explained to the Guarantor's satisfaction. The Guarantor has not relied on anything told to the Guarantor by the Financier or the Lessee as to its effect.

     2.   Definitions and Interpretation.

          (1) In the Lease and the Guarantee set out in this document unless the context otherwise requires:

               (a) "Administration in Insolvency" in relation to the affairs of the Lessee includes bankruptcy, assignment for the benefit of or composition or arrangement with the creditors of the Lessee, liquidation, administration under any law relating to mental health and administration of the estate of the Lessee where the estate is not solvent;

               (b) "Authorized Officer" means any manager, branch manager, secretary or solicitor from time to time of the Financier and any other person appointed as an authorized officer by the Financier;

               (c) "Discount Rate" means the rate specified in Item 8 of the Particulars;

               (d) "Duties and Costs" include all the Financier's legal costs of and incidental to the preparation, execution, stamping and enforcement of the Guarantee and also all expenses or amounts the Financier pays or is liable to pay under or in connection with any legislation relating to stamp duty and arising out of the Guarantee or any transaction between the Financier and the Lessee and/or the Guarantor;

               (e) "Equipment" means the chattel or chattels specified in Item 4 of the Particulars;

               (f) "Event of Default" means any of the events of default referred to in clause 6 or any other event which a provision of the Lease specifies is to be treated as an Event of Default;

               (g)  "Financier" means Sanwa Australia Finance Limited;

               (h) "Financier's Address" means the address of the Financier specified in Item 1 of the Particulars or such other place as the Financier by notice to the Lessee appoints;

               (i) "Financier's Loss" has the meaning given to that expression in clause 8;

               (j) "Guarantee" means the guarantee and indemnity set out in clause 8;

               (k) "Guarantor" means the guarantors specified in Item 3 of the Particulars and any other person who at any time gives to the Financier a guarantee or a guarantee and indemnity in respect of the obligations of the Lessee under the Lease;

               (l) "Lease" means the lease agreement set out in clauses 1 to 33; 60 and 61 and including the Introduction and the Particulars;

               (m) "Lessee" means the person or persons or any one or more of them named as lessee in Item 2 of the Particulars;

               (n) "Lessee's Address" means the address of the Lessee specified in Item 2 of the Particulars or such other place as notified by the Lessee to the Financier from time to time;

               (o) "Minimum Payment" has the meaning given to that expression in clause 7(2);

               (p) "Particulars" means the particulars set out at the commencement of the Lease;

               (q) "Related Agreement" has the meaning give to that expression in clause 29(1);

               (r) "Related Corporation" has the meaning give to the related body corporate in the Corporate Law; and

               (s) "Residual Value" means the amount specified in Item 7 of the Particulars.

          (2) In the Lease and the Guarantee unless the context otherwise requires: (a) a month means a calendar month; (b) business day means a day upon which trading banks as defined in the Banking Act are open for business in the state or territory in which the Financier's Address is situated; (c) any statute or statutory provision includes its consolidation, re-enactment and substitution and the regulation, by-laws and orders from the time being in force under it;
(d) a person includes a corporation, partnership, incorporated association, body corporate and unincorporated body, instrumentality of the Crown and any statutory, public or local authority; (e) corporation, related body corporate or a subsidiary has the meaning given to it in the Corporations Law; (f) bankruptcy includes any assignment and arrangement of property and composition of debts under the bankruptcy laws and (in the case of the corporation) the placing of the corporation in receivership or under any form of administration in insolvency and a winding up; (g) death includes the winding up or dissolution of a corporation; and (h) anything and any amount is a reference to the whole or any part of such thing or amount.

          (3) References to: (a) a group of persons is a reference to any one or more of such group, (b) writing on cognate expressions include all means of reproducing words in a tangible and permanently visible form; (c) any document or agreement (including the Lease and/or the Guarantee) includes a reference to such document or agreement as amended, novated, supplemented or replaced from time to time; (d) a clause; a schedule or an annexure are to be construed as reference to a clause of and a schedule and an annexure to the Lease and the Guarantee and clause includes subclause, paragraph and the like; and (e) to a person include that person's executors, administrators, successors and (where permitted) assigns.

          (4) Words importing: (a) the singular include the plural and vice versa; and (b) any gender include all other genders.

          (5) Headings are inserted for guidance only and do not affect the content of any clauses.

          (6) No rule of construction applies to the disadvantaged of a party because that party was responsible for the preparation of the document.

          (7) When used in the Lease or Guarantee, the expressions "includes," "including," "such as" and similar expressions are not intended to be words of or to imply limitation.

          (8) If there is more than one Lessee, they are bound jointly and individually and every reference to the Lessee applies to each and every Lessee.

          (9) If there is more than one Lessee, they are bound jointly and individually and every reference to the Guarantor applies to each and every Guarantor.

     61. Applicable Law. The law applicable to the Lease and the Guarantee is the law of the state or territory specified in Item 9 of the Particulars.

GUARANTORS - IMPORTANT INSTRUCTIONS TO BE READ BEFORE SIGNING

     1. THE GUARANTEE AND INDEMNITY IS A VERY IMPORTANT DOCUMENT AND YOU SHOULD READ IT CAREFULLY TO ENSURE THAT YOU CLEARLY UNDERSTAND YOUR OBLIGATIONS UNDER IT.

     2. SANWA AUSTRALIA FINANCE LIMITED BELIEVES THAT YOU SHOULD SEEK LEGAL ADVISE AS TO THE EFFECT OF THE GUARANTEE AND INDEMNITY AND URGES YOU TO DO THIS. IF ANY PART OF THE GUARANTEE AND INDEMNITY IS NOT UNDERSTOOD, DO NOT SIGN IT UNTIL YOU FIRST SEE YOUR OWN SOLICITOR AND HAVE HIM OR HER EXPLAIN IT TO YOU.

     3. IF YOU HAVE ANY DOUBTS AS TO YOUR FINANCIAL ABILITY TO COMPLY WITH THE OBLIGATIONS IMPOSED BY THE GUARANTEE AND INDEMNITY YOU SHOULD CONFER WITH YOUR ACCOUNTANT OR FINANCIAL ADVISER.

     4. PRIOR TO SIGNING THE GUARANTEE AND INDEMNITY, YOU SHOULD BE FULLY AWARE OF THE FINANCIAL POSITION OF THE LESSEE. THIS IS BECAUSE YOU ARE LIABLE TO PAY THE AMOUNT WHICH THE LESSEE OWES TO SANWA AUSTRALIA FINANCE LIMITED. IF YOU HAVE ANY DOUBTS IN RELATION TO THE LESSEE'S FINANCIAL POSITION, YOU SHOULD SEEK ADVICE FROM YOUR OWN SOLICITORS, ACCOUNTANT OR FINANCIAL ADVISER.

EXECUTED by the Guarantor on _____________________, 19___.

The common seal of the Guarantor        )    Signed by the Guarantors)    )
was affixed by authority of a           )                                 )
resolution of the board of              )                                 )
directors in the presence of            )                                 )
                                                                          )
                                                                          )
                                                                          )
                                                                          )
The common seal of the Guarantor        )                                 )
was affixed by authority of a           )                                 )
resolution of the board of              )                                 )
directors in the presence of            )                                 )
                                                                          )
                                                                          )
                                                                          )
The common seal of the Guarantor        )                                 )
was affixed by authority of a           )                                 )
resolution of the board of              )                                 )
directors in the presence of            )    in the presence of           )
                                                                          )
                                             Witness                      )

The Financier and the Lessee, having agreed to the terms and conditions set out in this Agreement execute this Agreement.

EXECUTED by the Lessee on ___________________, 19___

The common seal of the Lessee           )    Signed by the Lessee         )
was affixed by authority of a           )                                 )
resolution of the board of              )                                 )
directors in the presence of            )                                 )
                                                                          )
TOTAL ENERGY SYSTEMS LIMITED                                              )
010 876 150                                                               )
                                                                          )
                                                                          )
                                                                          )
                                             in the presence of           )
                                                                          )
                                             Witness                      )


OFFICE USE ONLY: SANWA AUSTRALIA FINANCE LIMITED accepts the above offer to lease on _____________________, 199__ by its Authorized Officer:

                             NORTHERN CITY FINANCE
                              28 BALACAVA STREET
                                 P.O. BOX 7062
                         WOOLLOONGABBA, EAST BRISBANE
                                   QLD, 4102
                          TELEPHONE:  (07) 3391-3933
                          FACSIMILE:  (07) 3391-4402

06-Nov-96

Mr. Rodgers
Total Energy Systems Pty Ltd.
Level 9,371 Queen Street
Brisbane
QLD 4000

Dear Mr. Rodgers

     We would like to take this opportunity of thanking you for allowing us to assist you with your finance requirements. Listed below are details of this transaction, for your records.

     Borrower:                Total Energy Systems Pty Ltd. A.C.N.
                              010 876 150
     Finance Company:         Sanwa
     Consultant:              Jeff Graham
     Type of Loan:            Lease
     Commencement of Date:    October 1996
     Amount Financed:         $36,021.00
     Term/Payment:            36 x $897.84
     Method of Payment:       Coupon Book
     Residual Value:          $10,806.30
     Security:                (U) Nissan DX 4 x 4 Utility Rego No.
                              812 DOQ
     Finishing Date:          October 1999

     Should we be able to assist you in the future, do not hesitate to contact the undersigned.

Wayne Milner             Joe Graham
DIRECTOR                 DIRECTOR

                        SANWA AUSTRALIA FINANCE LIMITED
                                ACN 008 492 582

                                LEASE AGREEMENT
           INCLUDING COLLATERAL SECURITY AND GUARANTEE AND INDEMNITY

                                  Particulars

1.  Name and Address of Financier

    SANWA AUSTRALIA FINANCE LIMITED ACN 008 492 582 of
    1 EAGLE STREET, BRISBANE QLD 4000

2. Name and Addresses of Lessee (insert full name and if the Lessee is a corporation) its ACN or ARBN, address and facsimile number)

    TOTAL ENERGY SYSTEMS LIMITED (ACN 010 876 150)
    LEVEL 9
    371 QUEEN STREET
    BRISBANE QLD  4000

3. Name and Addresses of all Guarantors who have given or are to give a guarantee and indemnity to the Financier in respect of the obligations of the Lessee under this Lease (interest full names and (if any Guarantor is a corporation) its ACN or ARBN, addresses and facsimile members).


4.  Description of Equipment

    One (1) only Nissan Patrol RX Wagon
    REGISTRATION NO:  9KA303
    ENGINE NO:  RD28450987
    VIN:  JN1WYGY60A0560894

5.  Location of Equipment:  CANNINGTON

6.  Periodic of Lease: 36 months commencing on 24th, December, 1996.

7.  Residual Value on Termination of Lease:  $15,810.00

8.  The rate for the purpose of clause 7(2) is 5.50% per annum.

9.  Applicable Law:  The law of the state or territory to apply is QUEENSLAND.

10.  ________ Instruments:

     ______ entire rent payable by the Lessee to the Financier under this Lease payable immediately, but it the rent installments set out below are paid to the Financial on the due dates, the Financier will not exercise the rights in respect of non-payment nor require interest to be paid. The rent installments which the Financier will accept are as follows:

Number of Rent   Amount of Rent   Stamp Duty   Total Rent   Payment    Commencing On    To and Including
 Installments      Installment                 Installment  Frequency
1st 36            $879.26          $16.35       $895.61     Monthly      24/12/96          24/11/99

Then

Then

Then

Then

Then